EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Robin A. Bienfait

Robin A. Bienfait

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Marcel R. Coutu

Marcel R. Coutu

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Andre R. Desmarais

Andre R. Desmarais

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Paul G. Desmarais, III

Paul G. Desmarais, III

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Gary A. Doer

Gary A. Doer

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Gregory J. Fleming

Gregory J. Fleming

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Claude Généreux

Claude Généreux

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Alain Louvel

Alain Louvel

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Paula Madoff

Paula Madoff

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Edmund Murphy

Edmund Murphy

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ R. Jeffrey Orr

R. Jeffrey Orr

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Robert L. Reynolds

Robert L. Reynolds

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ T. Timothy Ryan

T. Timothy Ryan

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Jerome J. Selitto

Jerome J. Selitto

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Dhvani Shah

Dhvani Shah

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Brian E. Walsh

Brian E. Walsh

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Christine Moritz

Christine Moritz

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Jason P. Lawrence

Jason P. Lawrence

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ James P. O’Sullivan

James P. O’Sullivan

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ David Harney

David Harney

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Kara Roe

Kara Roe

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Annuity Insurance Company of America, a Colorado corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL I-II	333-70963	COLI VUL-2 Series Account	811-9201
Schwab OneSource Choice Variable Annuity	333-194043	Variable Annuity-1 Series Account	811-7549
Schwab Advisor Choice Variable Annuity	333-194099	Variable Annuity-1 Series Account	811-7549
Great-West Smart Track Advisor Variable Annuity	333-212090	Variable Annuity-2 Series Account	811-5817
Great-West Capital Choice & Great West Capital Choice Select	333-292334	Not Applicable	Not Applicable
Great-West Capital Choice Advisor	333-292336	Not Applicable	Not Applicable

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2026.

/s/ Philippe Desmarais

Philippe Desmarais

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage

Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for Empower Annuity Insurance Company of America